UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Section 240.14a-12

Diamond Offshore Drilling, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Diamond Offshore Drilling, Inc. Important Notice Regarding the Availability of Proxy Materials P.O. BOX 8016, CARY, NC 27512-9903 Stockholders Meeting to be held on May 10, 2023 For Stockholders of record as of March 14, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/DO To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/DO Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 28, 2023. To order paper materials, use one of the following methods. INTERNET TELEPHONE * E-MAIL www.investorelections.com/DO (866) 648-8133 paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Diamond Offshore Drilling, Inc. Meeting Type: Annual Meeting of Stockholders Date: Wednesday, May 10, 2023 Time: 8:30 AM, Local Time Place: Diamond Offshore Drilling, Inc., 15415 Katy Freeway Houston, TX 77094 SEE REVERSE FOR FULL AGENDA

Diamond Offshore Drilling, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 4 AND 5 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. PROPOSAL 1. Election of Class II Directors, each to serve until our annual meeting of stockholders in 2026 and until his/her respective successor is duly elected and qualified or until his/her earlier death, resignation, disqualification or removal; 1.01 Patrice Douglas 1.02 Neal P. Goldman 2. To hold an advisory vote on executive compensation; 3. To hold an advisory vote on the frequency of future advisory votes on executive compensation; 4. To ratify the appointment of Deloitte & Touche LLP as the independent auditor for our company and its subsidiaries for fiscal year 2023; 5. To approve amendments to our Certificate of Incorporation to declassify the Board of Directors; and 6. The transaction of such other business as may properly come before the meeting.